Exhibit 24.1


May 4, 2004


Anthony R. James, Kirby R. Willis
  and Wayne Boston


Dear Sirs:

     Savannah Electric and Power Company proposes to file with the Securities and Exchange Commission a registration statement or statements under the Securities Act of 1933, as amended, covering not to exceed an aggregate of $120,000,000 (including $35,000,000 previously registered) in any combination of preferred securities of a business trust and guarantee or guarantees, preferred securities and debt securities of the Company.

     Savannah Electric and Power Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of you our true and lawful Attorney (with full power of substitution) for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission the aforementioned registration statement or statements and appropriate amendment or amendments thereto (including post-effective amendments), to be accompanied in each case by a prospectus and any appropriately amended prospectus or supplement thereto and any necessary exhibits.

     Savannah Electric and Power Company hereby authorizes you or any one of you to execute said registration statement or statements and any amendments thereto (including post-effective amendments) on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

     The undersigned directors and officers of Savannah Electric and Power Company hereby authorize you or any one of you to sign said registration statement or statements on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said registration statement or statements by appropriate amendment or amendments (including post-effective amendments) and to file the same as aforesaid.

                                 Yours very truly,

                                 SAVANNAH ELECTRIC AND POWER COMPANY



                                 By /s/Anthony R. James
                                      Anthony R. James
                                      President and Chief Executive Officer

    /s/Gus H. Bell III                            /s/Robert B. Miller III
      Gus H. Bell III                              Robert B. Miller III




    /s/Archie H. Davis                            /s/Arnold M. Tenenbaum
      Archie H. Davis                               Arnold M. Tenenbaum




    /s/Walter D. Gnann                                /s/K. R. Willis
      Walter D. Gnann                                  K. R. Willis




    /s/Anthony R. James                          /s/Nancy E. Frankenhauser
     Anthony R. James                             Nancy E. Frankenhauser

Extract from minutes of meeting of the board of directors of Savannah Electric and Power Company.

                             - - - - - - - - - - - -

     RESOLVED: That for the purpose of signing such registration statement or statements and any amendment or amendments (including post-effective amendments) thereto, the Company, the members of its Board of Directors and its officers, be and they are hereby authorized to give their several powers of attorney to Anthony R. James, Kirby R. Willis and Wayne Boston;

                             - - - - - - - - - - - -

         The undersigned officer of Savannah Electric and Power Company does hereby certify that the foregoing is a true and correct copy of a resolution duly and regularly adopted at a meeting of the Board of Directors of Savannah Electric and Power Company, duly held on May 4, 2004, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.


Dated:  May 11, 2004                      SAVANNAH ELECTRIC AND POWER COMPANY



                                          By /s/Wayne Boston
                                                 Wayne Boston
                                             Assistant Secretary